Exhibit 99.1

Financial information for the following tables has been revised to reflect our merchant processing and our utility services businesses as discontinued operations. Additionally, segment information has been revised to reflect the Company’s organizational changes that were effective in the first quarter of 2008.

	Three Months Ended				Year Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007
	(In thousands, except per share amounts)

Total revenue	$466,347	$481,820	$492,026	$521,966	$1,962,159

Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	293,591	319,870	319,085	372,085	1,304,631
General and administrative	23,303	21,216	22,488	13,891	80,898
Depreciation and other amortization	13,749	14,919	15,368	15,652	59,688
Amortization of purchased intangibles	15,133	17,423	17,380	17,387	67,323
Loss on the sale of assets	—	—	—	16,045	16,045
Merger costs	—	6,171	2,133	4,045	12,349

Total operating expenses	345,776	379,599	376,454	439,105	1,540,934

Operating income	120,571	102,221	115,572	82,861	421,225

Interest income	(2,775)	(1,997)	(2,851)	(2,817)	(10,440)
Interest expense	18,575	20,931	20,622	19,693	79,821

Income from continuing operations before income taxes	104,771	83,287	97,801	65,985	351,844

Provision for income taxes	40,056	31,752	36,535	29,060	137,403

Income from continuing operations	64,715	51,535	61,266	36,925	214,441

Discontinued operations, net of taxes(1)	(7,855)	(7,446)	(32,093)	(2,986)	(50,380)

Net income	$56,860	$44,089	$29,173	$33,939	$164,061

Per share data:
Basic – Income from continuing operations	$0.82	$0.66	$0.78	$0.47	$2.74
Basic – Discontinued operations	$(0.10)	$(0.10)	$(0.41)	$(0.04)	$(0.64)
Basic – Net income	$0.72	$0.56	$0.37	$0.43	$2.09

Diluted – Income from continuing operations	$0.80	$0.64	$0.76	$0.46	$2.65
Diluted – Discontinued operations	$(0.10)	$(0.09)	$(0.40)	$(0.04)	$(0.62)
Diluted – Net income	$0.70	$0.55	$0.36	$0.42	$2.03

Weighted average shares:
Basic	79,016	78,160	78,201	78,226	78,403
Diluted	81,109	80,504	80,734	81,011	80,811

(1)

During the third quarter of 2007, the Company recorded a pre-tax impairment charge of $40.0 million related to the write-down of certain long-lived assets in the Company’s utility services business. The amount net of tax is classified as part of our discontinued operations.

	Three Months Ended				Year Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	December 31, 2006
	(In thousands, except per share amounts)

Total revenue	$392,700	$402,233	$416,961	$438,655	$1,650,549

Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	248,552	271,071	270,696	305,610	1,095,929
General and administrative	19,966	21,001	28,150	22,698	91,815
Depreciation and other amortization	11,502	11,595	12,360	13,042	48,499
Amortization of purchased intangibles	7,660	11,390	10,414	11,462	40,926

Total operating expenses	287,680	315,057	321,620	352,812	1,277,169

Operating income	105,020	87,176	95,341	85,843	373,380

Interest income	(1,737)	(1,230)	(1,534)	(1,767)	(6,268)
Interest expense	10,126	11,206	12,107	13,551	46,990

Income from continuing operations before income taxes	96,631	77,200	84,768	74,059	332,658

Provision for income taxes	36,548	29,818	32,041	27,854	126,261

Income from continuing operations	60,083	47,382	52,727	46,205	206,397

Discontinued operations, net of taxes	(3,663)	(2,587)	(3,947)	(6,595)	(16,792)

Net income	$56,420	$44,795	$48,780	$39,610	$189,605

Per share data:
Basic – Income from continuing operations	$0.75	$0.59	$0.66	$0.58	$2.59
Basic – Discontinued operations	$(0.05)	$(0.03)	$(0.05)	$(0.08)	$(0.21)
Basic – Net income	$0.70	$0.56	$0.61	$0.50	$2.38

Diluted – Income from continuing operations	$0.74	$0.58	$0.65	$0.57	$2.53
Diluted – Discontinued operations	$(0.04)	$(0.03)	$(0.05)	$(0.08)	$(0.21)
Diluted – Net income	$0.69	$0.55	$0.60	$0.48	$2.32

Weighted average shares:
Basic	80,065	80,074	79,612	79,269	79,735
Diluted	81,667	81,924	81,491	81,743	81,686

	Three Months Ended				Year Ended
	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	December 31, 2005
	(In thousands, except per share amounts)
Total revenue	$305,393	$292,569	$298,056	$336,462	$1,232,480

Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	196,526	201,110	200,129	232,783	830,548
General and administrative	24,299	18,611	23,050	25,572	91,532
Depreciation and other amortization	9,519	9,777	9,997	11,252	40,545
Amortization of purchased intangibles	5,656	5,646	5,614	6,088	23,004

Total operating expenses	236,000	235,144	238,790	275,695	985,629

Operating income	69,393	57,425	59,266	60,767	246,851

Interest income	(751)	(671)	(855)	(1,525)	(3,802)
Interest expense	3,283	2,931	3,137	8,356	17,707

Income from continuing operations before income taxes	66,861	55,165	56,984	53,936	232,946
Provision for income taxes	24,553	20,488	21,294	19,983	86,318

Income from continuing operations	42,308	34,677	35,690	33,953	146,628

Discontinued operations, net of taxes	(5,126)	(295)	162	(2,624)	(7,883)

Net income	$37,182	$34,382	$35,852	$31,329	$138,745

Per share data:
Basic – Income from continuing operations	$0.51	$0.42	$0.43	$0.42	$1.78
Basic – Discontinued operations	$(0.06)	$0.00	$0.00	$(0.03)	$(0.10)
Basic – Net income	$0.45	$0.42	$0.43	$0.39	$1.69

Diluted – Income from continuing operations	$0.49	$0.40	$0.42	$0.41	$1.73
Diluted – Discontinued operations	$(0.06)	$0.00	$0.00	$(0.03)	$(0.09)
Diluted – Net income	$0.43	$0.40	$0.42	$0.38	$1.64

Weighted average shares:
Basic	82,329	82,750	82,755	81,003	82,208
Diluted	85,713	85,638	85,249	82,423	84,637

	Three Months Ended				Year Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007
	(In thousands, except per share amounts)
Income from continuing operations (GAAP Measure)	$64,715	$51,535	$61,266	$36,925	$214,441
Stock compensation expense	10,434	10,185	14,539	13,153	48,311
Provision for income taxes	40,056	31,752	36,535	29,060	137,403
Interest expense, net	15,800	18,934	17,771	16,876	69,381
Loss on sale of assets	—	—	—	16,045	16,045
Merger and other costs	—	6,171	6,049	7,373	19,593

Depreciation and other amortization	13,749	14,919	15,368	15,652	59,688

Amortization of purchased intangibles	15,133	17,423	17,380	17,387	67,323

Adjusted EBITDA	$159,887	$150,919	$168,908	$152,471	$632,185
Change in deferred revenue	13,058	73,612	65,986	24,186	176,842
Change in redemption settlement assets	(16,630)	(11,391)	(26,623)	(1,452)	(56,096)
Foreign currency impact	(4,888)	(38,737)	(29,798)	(5,083)	(78,506)

Operating EBITDA	$151,427	$174,403	$178,473	$170,122	$674,425

Cash Earnings:
Income from continuing operations (GAAP Measure)	$64,715	$51,535	$61,266	$36,925	$214,441
Add back non-cash operating items and merger and other costs:
Amortization of purchased intangibles	15,133	17,423	17,380	17,387	67,323
Stock compensation expense	10,434	10,185	14,539	13,153	48,311
Loss on the sale of assets	—	—	—	16,045	16,045
Merger and other costs	—	6,171	6,049	7,373	19,593
Income tax effect	(9,040)	(12,189)	(13,486)	(17,203)	(51,918)

Cash Earnings	$81,242	$73,125	$85,748	$73,680	$313,795

Weighted average diluted shares	81,109	80,504	80,734	81,011	80,811

Cash earnings per diluted share	$1.00	$0.91	$1.06	$0.91	$3.88

	Three Months Ended				Year Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	December 31, 2006
	(In thousands, except per share amounts)
Income from continuing operations (GAAP Measure)	$60,083	$47,382	$52,727	$46,205	$206,397
Stock compensation expense	5,530	10,633	9,793	9,835	35,791
Provision for income taxes	36,548	29,818	32,041	27,854	126,261
Interest expense, net	8,389	9,976	10,573	11,784	40,722

Depreciation and other amortization	11,502	11,595	12,360	13,042	48,499

Amortization of purchased intangibles	7,660	11,390	10,414	11,462	40,926

Adjusted EBITDA	$129,712	$120,794	$127,908	$120,182	$498,596
Change in deferred revenue	8,253	43,541	16,087	(26,908)	40,973
Change in redemption settlement assets	(5,431)	(14,371)	(9,188)	28,996	6
Foreign currency impact	1,958	(17,308)	(120)	17,440	1,970

Operating EBITDA	$134,492	$132,656	$134,687	$139,710	$541,545

Cash Earnings:
Income from continuing operations (GAAP Measure)	$60,083	$47,382	$52,727	$46,205	$206,397
Add back non-cash operating items and merger and other costs:
Amortization of purchased intangibles	7,660	11,390	10,414	11,462	40,926
Stock compensation expense	5,530	10,633	9,793	9,835	35,791
Income tax effect	(4,343)	(7,711)	(6,927)	(7,299)	(26,280)

Cash Earnings	$68,930	$61,694	$66,007	$60,203	$256,834

Weighted average diluted shares	81,667	81,924	81,491	81,743	81,686

Cash earnings per diluted share	$0.84	$0.75	$0.81	$0.74	$3.14

	Three Months Ended				Year Ended
	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	December 31, 2005
	(In thousands, except per share amounts)
Income from continuing operations (GAAP Measure)	$42,308	$34,677	$35,690	$33,953	$146,628
Stock compensation expense	802	1,203	1,257	7,699	10,961
Provision for income taxes	24,553	20,488	21,294	19,983	86,318
Interest expense, net	2,532	2,260	2,282	6,831	13,905

Depreciation and other amortization	9,519	9,777	9,997	11,252	40,545

Amortization of purchased intangibles	5,656	5,646	5,614	6,088	23,004

Adjusted EBITDA	$85,370	$74,051	$76,134	$85,806	$321,361
Change in deferred revenue	2,712	4,387	44,092	12,219	63,410
Change in redemption settlement assets	(312)	4,748	(18,265)	(3,642)	(17,471)
Foreign currency impact	1,689	3,599	(18,329)	(1,351)	(14,392)

Operating EBITDA	$89,459	$86,785	$83,632	$93,032	$352,908

Cash Earnings:
Income from continuing operations (GAAP Measure)	$42,308	$34,677	$35,690	$33,953	$146,628
Add back non-cash operating items and merger and other costs:
Amortization of purchased intangibles	5,656	5,646	5,614	6,088	23,004
Stock compensation expense	802	1,203	1,257	7,699	10,961
Income tax effect	(2,372)	(2,544)	(2,568)	(4,523)	(12,007)

Cash Earnings	$46,394	$38,982	$39,993	$43,217	$168,586

Weighted average diluted shares	85,713	85,638	85,249	82,423	84,637

Cash earnings per diluted share	$0.54	$0.46	$0.47	$0.52	$1.99

	Three Months Ended				Year Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007
	(In thousands, except percentages)
Revenue:
Loyalty Services	$131,816	$153,228	$150,304	$193,444	$628,792
Epsilon Marketing Services	98,582	109,369	122,866	127,793	458,610
Private Label Services	97,896	91,546	92,552	88,838	370,832
Private Label Credit	219,816	206,251	207,587	194,298	827,952
Corporate/Other	11,186	10,183	8,633	3,358	33,360
Eliminations	(92,949)	(88,757)	(89,916)	(85,765)	(357,387)

Total	$466,347	$481,820	$492,026	$521,966	$1,962,159

Adjusted EBITDA:
Loyalty Services	$25,495	$32,295	$35,520	$38,826	$132,136
Epsilon Marketing Services	20,941	23,595	36,820	36,863	118,219
Private Label Services	32,503	24,620	24,222	17,739	99,084
Private Label Credit	99,975	89,360	89,041	71,703	350,079
Corporate/Other	(19,027)	(18,951)	(16,695)	(12,660)	(67,333)

Total	$159,887	$150,919	$168,908	$152,471	$632,185

Stock compensation expense:
Loyalty Services	$1,922	$1,804	$1,833	$1,794	$7,353
Epsilon Marketing Services	2,036	2,469	2,871	4,004	11,380
Private Label Services	1,344	1,314	1,292	1,663	5,613
Private Label Credit	202	193	190	189	774
Corporate/Other	4,930	4,405	8,353	5,503	23,191

Total	$10,434	$10,185	$14,539	$13,153	$48,311

Depreciation and amortization:
Loyalty Services	$5,455	$6,035	$6,146	$6,965	$24,601
Epsilon Marketing Services	15,403	18,425	18,794	19,279	71,901
Private Label Services	2,353	2,165	2,009	1,902	8,429
Private Label Credit	2,830	2,789	2,776	2,836	11,231
Corporate/Other	2,841	2,928	3,023	2,057	10,849

Total	$28,882	$32,342	$32,748	$33,039	$127,011

Operating expenses(1):
Loyalty Services	$106,321	$120,933	$114,784	$154,618	$496,656
Epsilon Marketing Services	77,641	85,774	86,046	90,930	340,391
Private Label Services	65,393	66,926	68,330	71,099	271,748
Private Label Credit	119,841	116,891	118,546	122,595	477,873
Corporate/Other	30,213	29,134	25,328	16,018	100,693
Eliminations	(92,949)	(88,757)	(89,916)	(85,765)	(357,387)

Total	$306,460	$330,901	$323,118	$369,495	$1,329,974

Operating income from continuing operations:
Loyalty Services	$18,119	$24,456	$27,540	$30,069	$100,184
Epsilon Marketing Services	3,501	2,701	15,154	13,579	34,935
Private Label Services	28,806	21,142	20,921	14,173	85,042
Private Label Credit	96,943	86,378	86,076	68,678	338,075
Corporate/Other	(26,798)	(32,456)	(34,119)	(43,638)	(137,011)

Total	$120,571	$102,221	$115,572	$82,861	$421,225

Adjusted EBITDA margin(2):
Loyalty Services	19.3%	21.1%	23.6%	20.1%	21.0%
Epsilon Marketing Services	21.2%	21.6%	30.0%	28.8%	25.8%
Private Label Services	33.2%	26.9%	26.2%	20.0%	26.7%
Private Label Credit	45.5%	43.3%	42.9%	36.9%	42.3%
Total	34.3%	31.3%	34.3%	29.2%	32.2%

Segment operating data:
AIR MILES reward miles issued	942,106	1,036,083	1,019,968	1,144,844	4,143,001
AIR MILES reward miles redeemed	644,329	673,923	615,348	789,924	2,723,524
Private Label statements generated	34,425	33,748	33,931	33,157	135,261
Credit sales	$1,586,455	$1,917,194	$1,773,529	$2,225,769	$7,502,947
Average managed receivables	$3,916,191	$3,853,346	$3,901,632	$3,967,339	$3,909,627

(1)	Operating expenses excludes stock compensation expense, depreciation, amortization, loss on the sale of assets, merger and other costs.
(2)	Adjusted EBITDA margin is adjusted EBITDA divided by revenue. Management uses adjusted EBITDA margin to analyze the operating performance of the segments and the impact revenue growth has on operating expenses.

	Three Months Ended				Year Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	December 31, 2006
	(In thousands, except percentages)
Revenue:
Loyalty Services	$116,875	$132,223	$135,998	$156,131	$541,227
Epsilon Marketing Services	58,654	75,385	80,551	87,480	302,070
Private Label Services	96,589	94,371	94,760	96,960	382,680
Private Label Credit	202,037	180,134	185,064	178,101	745,336
Corporate/Other	8,679	8,472	9,527	10,347	37,025
Eliminations	(90,134)	(88,352)	(88,939)	(90,364)	(357,789)

Total	$392,700	$402,233	$416,961	$438,655	$1,650,549

Adjusted EBITDA:
Loyalty Services	$20,350	$23,950	$29,977	$29,375	$103,652
Epsilon Marketing Services	10,500	16,992	21,342	25,324	74,158
Private Label Services	32,168	29,668	30,390	27,609	119,835
Private Label Credit	87,052	67,143	71,189	57,321	282,705
Corporate/Other	(20,358)	(16,959)	(24,990)	(19,447)	(81,754)

Total	$129,712	$120,794	$127,908	$120,182	$498,596

Stock compensation expense:
Loyalty Services	$1,701	$2,050	$1,867	$1,874	$7,492
Epsilon Marketing Services	1,127	1,425	1,462	1,475	5,489
Private Label Services	1,276	1,491	1,336	1,379	5,482
Private Label Credit	204	237	213	215	869
Corporate/Other	1,222	5,430	4,915	4,892	16,459

Total	$5,530	$10,633	$9,793	$9,835	$35,791

Depreciation and amortization:
Loyalty Services	$5,333	$5,893	$5,769	$5,798	$22,793
Epsilon Marketing Services	6,369	8,707	8,997	10,400	34,473
Private Label Services	2,609	2,621	2,592	2,603	10,425
Private Label Credit	2,531	3,262	2,817	2,798	11,408
Corporate/Other	2,320	2,502	2,599	2,905	10,326

Total	$19,162	$22,985	$22,774	$24,504	$89,425

Operating expenses(1):
Loyalty Services	$96,525	$108,273	$106,021	$126,756	$437,575
Epsilon Marketing Services	48,154	58,393	59,209	62,156	227,912
Private Label Services	64,421	64,703	64,370	69,351	262,845
Private Label Credit	114,985	112,991	113,875	120,780	462,631
Corporate/Other	29,037	25,431	34,517	29,794	118,779
Eliminations	(90,134)	(88,352)	(88,939)	(90,364)	(357,789)

Total	$262,988	$281,439	$289,053	$318,473	$1,151,953

Operating income from continuing operations:
Loyalty Services	$13,317	$16,006	$22,342	$21,704	$73,369
Epsilon Marketing Services	3,004	6,860	10,884	13,448	34,196
Private Label Services	28,283	25,556	26,461	23,627	103,927
Private Label Credit	84,317	63,645	68,158	54,308	270,428
Corporate/Other	(23,901)	(24,891)	(32,504)	(27,244)	(108,540)

Total	$105,020	$87,176	$95,341	$85,843	$373,380

Adjusted EBITDA margin(2):
Loyalty Services	17.4%	18.1%	22.0%	18.8%	19.2%
Epsilon Marketing Services	17.9%	22.5%	26.5%	28.9%	24.5%
Private Label Services	33.3%	31.4%	32.1%	28.5%	31.3%
Private Label Credit	43.1%	37.3%	38.5%	32.2%	37.9%
Total	33.0%	30.0%	30.7%	27.4%	30.2%

Segment operating data:
AIR MILES reward miles issued	856,434	963,921	936,553	984,926	3,741,834
AIR MILES reward miles redeemed	554,311	580,252	578,564	743,806	2,456,933
Private Label statements generated	33,681	33,591	33,562	34,930	135,764
Credit sales	$1,494,090	$1,884,168	$1,763,339	$2,302,701	$7,444,298
Average managed receivables	$3,581,879	$3,556,953	$3,602,336	$3,819,060	$3,640,057

(1)	Operating expenses excludes stock compensation expense, depreciation and amortization.
(2)	Adjusted EBITDA margin is adjusted EBITDA divided by revenue. Management uses adjusted EBITDA margin to analyze the operating performance of the segments and the impact revenue growth has on operating expenses.

	Three Months Ended				Year Ended
	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	December 31, 2005
	(In thousands, except percentages)
Revenue:
Loyalty Services	$86,757	$95,117	$95,749	$110,580	$388,203
Epsilon Marketing Services	47,225	47,556	46,977	65,024	206,782
Private Label Services	88,747	82,385	84,693	89,898	345,723
Private Label Credit	153,308	132,662	139,142	144,661	569,773
Corporate/Other	9,998	9,346	8,108	7,553	35,005
Eliminations	(80,642)	(74,497)	(76,613)	(81,254)	(313,006)

Total	$305,393	$292,569	$298,056	$336,462	$1,232,480

Adjusted EBITDA:
Loyalty Services	$17,927	$19,398	$18,095	$16,746	$72,166
Epsilon Marketing Services	7,485	9,042	9,191	15,023	40,741
Private Label Services	28,831	21,791	23,355	24,508	98,485
Private Label Credit	57,559	41,597	48,168	48,257	195,581
Corporate/Other	(26,432)	(17,777)	(22,675)	(18,728)	(85,612)

Total	$85,370	$74,051	$76,134	$85,806	$321,361

Stock compensation expense:
Loyalty Services	$72	$108	$108	$1,287	$1,575
Epsilon Marketing Services	54	54	54	121	283
Private Label Services	49	73	73	732	927
Private Label Credit	2	3	3	91	99
Corporate/Other	625	965	1,019	5,468	8,077

Total	$802	$1,203	$1,257	$7,699	$10,961

Depreciation and amortization:
Loyalty Services	$3,477	$3,424	$3,632	4,020	14,553
Epsilon Marketing Services	4,722	4,751	4,619	6,423	20,515
Private Label Services	3,308	3,349	3,425	3,359	13,441
Private Label Credit	1,948	1,876	1,894	929	6,647
Corporate/Other	1,720	2,023	2,041	2,609	8,393

Total	$15,175	$15,423	$15,611	$17,340	$63,549

Operating expenses(1):
Loyalty Services	$68,830	$75,719	$77,654	$93,834	$316,037
Epsilon Marketing Services	39,740	38,514	37,786	50,001	166,041
Private Label Services	59,916	60,594	61,338	65,390	247,238
Private Label Credit	95,749	91,065	90,974	96,404	374,192
Corporate/Other	36,430	27,123	30,783	26,281	120,617
Eliminations	(80,642)	(74,497)	(76,613)	(81,254)	(313,006)

Total	$220,023	$218,518	$221,922	$250,656	$911,119

Operating income from continuing operations:
Loyalty Services	$14,379	$15,866	$14,356	$11,438	$56,039
Epsilon Marketing Services	2,709	4,237	4,518	8,480	19,944
Private Label Services	25,474	18,368	19,855	20,418	84,115
Private Label Credit	55,608	39,718	46,272	47,236	188,834
Corporate/Other	(28,777)	(20,764)	(25,735)	(26,805)	(102,081)

Total	$69,393	$57,425	$59,266	$60,767	$246,851

Adjusted EBITDA margin(2):
Loyalty Services	20.7%	20.4%	18.9%	15.1%	18.6%
Epsilon Marketing Services	15.8%	19.0%	19.6%	23.1%	19.7%
Private Label Services	32.5%	26.5%	27.6%	27.3%	28.5%
Private Label Credit	37.5%	31.4%	34.6%	33.4%	34.3%
Total	28.0%	25.3%	25.5%	25.5%	26.1%

Segment operating data:
AIR MILES reward miles issued	710,762	816,186	830,604	889,001	3,246,553
AIR MILES reward miles redeemed	459,647	514,041	475,400	574,130	2,023,218
Private Label statements generated	31,028	30,374	30,879	32,555	124,836
Credit sales	$1,339,222	$1,637,592	$1,508,123	$2,097,863	$6,582,800
Average managed receivables	$3,137,368	$3,070,988	$3,114,452	$3,359,131	$3,170,485

(1)	Operating expenses excludes stock compensation expense, depreciation and amortization.
(2)	Adjusted EBITDA margin is adjusted EBITDA divided by revenue. Management uses adjusted EBITDA margin to analyze the operating performance of the segments and the impact revenue growth has on operating expenses.